UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Trovagene, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Trovagene, Inc.

11055 Flintkote Avenue

San Diego, California 92121

SUPPLEMENT TO THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 18, 2013 AND ACCOMPANYING PROXY STATEMENT

On or about May 31, 2013, the proxy statement (the “Proxy Statement”) of Trovagene, Inc. (the “Company”) was made available to stockholders in connection with the solicitation of proxies on behalf of the board of directors (the “Board”) of the Company for use at the 2013 Annual Meeting of Stockholders to be held on July 18, 2013 at the offices of the Company, located at 11055 Flintkote Avenue, San Diego, California 92121 , and any adjournment or postponement thereof (the “Annual Meeting”).  The original Proxy Statement was filed with the U.S. Securities and Exchange Commission on May 29, 2013.

This supplement dated July 2, 2013, (the “Supplement”) supplements and amends the Proxy Statement and is first being distributed to stockholders on or about July 3, 2013.  This information is in addition to the information required to be provided to the Company’s stockholders under the applicable proxy disclosure rules as set forth in the Proxy Statement.  Except as specifically supplemented or amended by the information contained in this Supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.

All capitalized terms used in this Supplement and not otherwise defined herein have the meaning ascribed to them in the Proxy Statement.

Our 2012 Annual Report on Form 10-K, the Proxy Statement, this Supplement and a form of proxy are available at www.pstvote.com/trovagene2013 in accordance with the rules of the SEC.

STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THIS SUPPLEMENT CAREFULLY IN DECIDING HOW TO VOTE. The Board unanimously recommends that stockholders vote FOR (1) the amendment to the Company’s Amended and Restated Certificate of Incorporation to classify the Board; (2) the election to the Board of the six remaining nominees for director named in this Supplement; (3) the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2013; (4) the amendment to the Company’s 2004 Stock Option Plan to increase the number of shares issuable thereunder to 6,000,000 shares from 3,666,667 shares; (5) the approval on a non-binding advisory basis of the compensation of the Company’s named executive officers; and (6) the recommendation, on a non-binding advisory basis, of a three-year frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation.

If you have already submitted your proxy, you do not need to take any action unless you wish to change your vote.

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Supplemental Disclosure Concerning Proposal No. 2

Proposal 2 in the Proxy Statement proposes the election of seven (7) members to our Board to hold office for staggered terms of one, two and three years, until their successors are duly elected and qualified.  On June 28, 2013, Gabriele M. Cerrone notified us that he will no longer be standing for re-election to our Board at the Annual Meeting.  Mr. Cerrone will serve out his term as a member of our Board until the Annual Meeting or any adjournment thereof.

As a result of Mr. Cerrone’s decision to not stand for re-election at the Annual Meeting, the Board has reduced the size of the Board and the number of nominees to be elected at the Annual Meeting from seven (7) to six (6).  At the Annual Meeting, the Company’s stockholders will be asked to vote on the remaining six director nominees: Thomas H. Adams, Ph.D. (Class I Director); Antonius Schuh, Ph.D. (Class I Director); John Brancaccio (Class II Director); Gary S. Jacob, Ph.D. (Class III Director); Dr. Stanley Tennant (Class II Director) and Christopher McGuigan, Ph.D. (Class III Director).

Supplemental Disclosure Concerning Proposal No. 4

As disclosed in the Proxy Statement, equity-based compensation is an important component of our compensation plan to be able to attract, retain and motivate executive officers and other employees and certain consultants. The Compensation Committee of the Board of Directors believes that our capacity to grant equity-based compensation has been a significant factor in our ability to achieve our growth objectives and enhance stockholder value. As such, the Board recommends that stockholders approve an amendment to the Company’s 2004 Stock Plan to increase the number of shares available for issuance thereunder by the Company to 6,000,000 shares from 3,666,667 shares.

In April 2006, stockholders approved the increase in the number of shares available under the 2004 Stock Plan to 2,000,000 from 833,333 shares (taking into account a reverse split of the Company’s outstanding common stock in May 2012 on a 1 for 6 basis).  At the time, no shares were available prior to the increase.   In April 2012, stockholders approved the increase in the number of shares available under the 2004 Stock Plan to 3,666,667 shares from 2,000,000 shares (taking into account a reverse split of the Company’s outstanding common stock in May 2012 on a 1 for 6 basis).  At the time, no shares were available prior to the increase.

As of December 31, 2012, there were no shares remaining available for issuance under the 2004 Stock Plan.  If the amendment is approved by the stockholders, the number of shares available for issuance would increase by 2,333,333 shares.  The requested increase represents approximately 14.9% of the outstanding shares of the Company as of the Record Date and the total number of shares available for issuance under the 2004 Stock Plan would be approximately 14.9% of outstanding shares as of the Record Date.

For 2010, 2011 and 2012, the average burn rate at which shares of the Company’s Common Stock were granted under the 2004 Stock Plan as a percentage of average basic shares outstanding in those years was 5.0%, 7.6% and 9.9%, respectively.

Total potential dilution (as a percentage of shares of the Company’s Common Stock outstanding) associated with the 2,333,333 additional shares of the Company’s Common Stock to be authorized under the 2004 Stock Plan plus the 3,711,303 shares subject to outstanding awards under the 2004 Stock Plan (as of December 31, 2012) is 39.1%.

The historical burn rate and the potential dilution described above may not be indicative of what the actual amounts are in the future. The 2004 Stock Plan does not contemplate the amount or timing of specific equity awards. The potential dilution is a forward-looking statement. Forward-looking statements are not facts. Actual results may differ materially because of factors such as those identified in reports the Company has filed with the Securities and Exchange Commission.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4.

Voting; Revocability of Proxies

Except as described above, this Supplement does not change the proposals to be acted upon at the Annual Meeting, which are described in the Proxy Statement. As a stockholder, your vote is very important and the Board encourages you to exercise your right to vote whether or not you plan to attend the Annual Meeting and regardless of the number of shares of the Company’s common stock that you own.

If you have already submitted your proxy, you do not need to take any action unless you wish to change your vote. If you have already submitted your proxy card and wish to change your vote based on any of the information contained in this supplement, you may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting.

If you are a stockholder of record as of the close of business on May 24, 2013, you may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting by:

•                  submitting written notice of revocation or another proxy with new voting instructions to our Corporate Secretary at Trovagene, Inc., 1055 Flintkote Ave., San Diego, California 92121 at any time up to and including the last business day preceding the day of the Annual Meeting;

•                  timely submitting another proxy with new voting instructions via the Internet voting system;

•                  submitting written notice of revocation or another proxy with new voting instructions to the chairperson of the Annual Meeting on the day of the Annual Meeting; or

•                  voting in person at the Annual Meeting.

If you hold your shares in street name and you vote by proxy, you may change your vote by submitting new voting instructions to your bank, broker or nominee in accordance with that entity’s procedures. In the absence of such revocation, shares represented by the proxies will be voted at the Annual Meeting.